Exhibit p



                    October 6, 1999




LCM Internet Growth Fund, Inc.
810 West Washington Blvd.
Chicago, IL 60607

Ladies and Gentlemen:

     The undersigned (the "Purchaser") hereby subscribes to 2,117 shares of common stock, $0.01 par value per share (the "Shares"), of LCM Internet Growth
Fund, Inc. (the "Company") at a price of $9.45 per share payable by delivery of $20,005.65 in cash to the Company. The Purchaser is acquiring the shares solely for its own account and not with a view to their distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     The Purchaser represents that its present and anticipated financial position permits it to purchase the Shares and to hold such Shares indefinitely for investment purposes.

     The Purchaser acknowledges that:

    (a) the Shares are not registered under the Securities
        Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available; and

    (b) each certificate representing the Shares will bear the following legend, or one similar thereto, drawing attention to the restrictions on its transferability:

          "The securities evidenced by this certificate have not been registered under the Securities
          Act of 1933 or under any applicable state securities law, and may not be transferred except upon delivery to the Company of an opinion of counsel satisfactory in form and substance to it that such transfer will not violate the Securities
          Act of 1933, as amended, or any applicable state securities law."



                          PURCHASER:  /s/ Byron K. Crowe and Joy Crowe
                                   ------------------------------------




Receipt Acknowledged:

LCM INTERNET GROWTH FUND, INC.


By:  /s/ Michael R. Grady, Jr.
   ----------------------------
   President
   Date:  October 6, 1999

                    October 6, 1999




LCM Internet Growth Fund, Inc.
810 West Washington Blvd.
Chicago, IL 60607

Ladies and Gentlemen:

     The undersigned (the "Purchaser") hereby subscribes to 4,233 shares of common stock, $0.01 par value per share (the "Shares"), of LCM Internet Growth
Fund, Inc. (the "Company") at a price of $9.45 per share payable by delivery of $40,001.85 in cash to the Company. The Purchaser is acquiring the shares solely for its own account and not with a view to their distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     The Purchaser represents that its present and anticipated financial position permits it to purchase the Shares and to hold such Shares indefinitely for investment purposes.

     The Purchaser acknowledges that:

    (c) the Shares are not registered under the Securities
        Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available; and

    (d) each certificate representing the Shares will bear the following legend, or one similar thereto, drawing attention to the restrictions on its transferability:

          "The securities evidenced by this certificate have not been registered under the Securities
          Act of 1933 or under any applicable state securities law, and may not be transferred except upon delivery to the Company of an opinion of counsel satisfactory in form and substance to it that such transfer will not violate the Securities
          Act of 1933, as amended, or any applicable state securities law."



                              PURCHASER:  McDermott-LaSalle, Inc.
                                        --------------------------

                              By:  /s/ Jack McDermott
                                ----------------------------------
                                   President




Receipt Acknowledged:

LCM INTERNET GROWTH FUND, INC.


By:  /s/ Michael R. Grady, Jr.
   -----------------------------
   President
   Date:  October 6, 1999

                    October 6, 1999




LCM Internet Growth Fund, Inc.
810 West Washington Blvd.
Chicago, IL 60607

Ladies and Gentlemen:

     The undersigned (the "Purchaser") hereby subscribes to 4,233 shares of common stock, $0.01 par value per share (the "Shares"), of LCM Internet Growth
Fund, Inc. (the "Company") at a price of $9.45 per share payable by delivery of $40,001.85 in cash to the Company. The Purchaser is acquiring the shares solely for its own account and not with a view to their distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     The Purchaser represents that its present and anticipated financial position permits it to purchase the Shares and to hold such Shares indefinitely for investment purposes.

     The Purchaser acknowledges that:

    (e) the Shares are not registered under the Securities
        Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available; and

    (f) each certificate representing the Shares will bear the following legend, or one similar thereto, drawing attention to the restrictions on its transferability:

          "The securities evidenced by this certificate have not been registered under the Securities
          Act of 1933 or under any applicable state securities law, and may not be transferred except upon delivery to the Company of an opinion of counsel satisfactory in form and substance to it that such transfer will not violate the Securities
          Act of 1933, as amended, or any applicable state securities law."



                              PURCHASER:  /s/ Laurie Grady
                                        --------------------------




Receipt Acknowledged:

LCM INTERNET GROWTH FUND, INC.


By:  /s/ Michael R. Grady, Jr.
   ----------------------------
   President
   Date:  October 6, 1999